                                                                    Exhibit 32.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the Annual  Report of NN, Inc. (the  "Company") on Form
10-K for the annual period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  the undersigned,  in the capacity and date indicated below,  hereby  certifies  pursuant to 18 U.S.C.
ss.1350,  as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:  (1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities  Exchange Act of 1934; and (2) The  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 15, 2004                  /s/ Roderick R. Baty
     -------------------------         -----------------------------------------
                                       Roderick R. Baty
                                       Chairman, President and Chief
                                       Executive Officer

[A signed  original of this written  statement  required by Section 906 has been provided to NN, Inc.  and will be retained  by NN,  Inc.  and  furnished  to the
Securities and Exchange Commission or it's staff upon request.]